Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Gary LeCroy, the Chief Executive Officer of Galaxy Next Generation, Inc. (the “Registrant”) hereby certifies, to my knowledge, that:

(1)

The accompanying Annual Report on Form 10-K of the Registrant for the fiscal year ended June 30, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented therein

Date: September 23, 2022

	By:	/s/ Gary LeCroy
	Name:	Gary LeCroy
	Title:	Chief Executive Officer, President and Director (Principal Executive Officer)